Merrill Lynch Investment Managers


Annual Report

March 31, 2001



Merrill Lynch
U.S. High Yield Fund, Inc.

www.mlim.ml.com




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

Officers and
Directors/Trustees
Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Robert P. Browne, Senior Vice President
Kevin J. McKenna, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Arthur Zeikel, Director/Trustee and Joseph T. Monagle Jr., Senior
Vice President of Merrill Lynch U.S. High Yield Fund, Inc., have recently retired. The Fund's Board of Directors/Trustees wishes
Messrs. Zeikel and Monagle well in their retirements.



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended March 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -5.84%, -6.56%, -6.61% and -6.08%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) These results were lower than the unmanaged Credit Suisse First Boston (CSFB) Global High Yield Index, which returned +0.77% for the same period. The Fund underperformed as a result of an underweighted position in the BBB-BB sector and because of security selection. In addition to declining securities during the last six months, other large declines that affected performance in particular included Republic Technologies, Kitty Hawk, Inc. and Regal Cinemas Inc.

The High-Yield Market
During the six-month period ended March 31, 2001, the high-yield market had a total return of -0.37%, as measured by the CSFB Global High Yield Index. While the high-yield market was quite weak in October and November, it improved in December and surged in January and February 2001, as the Federal Reserve Board lowered interest rates, attracting new investors to the market. However, it has softened since. For the six months ended March 31, 2001, the US economy experienced a general deterioration. Initially, basic industry slumped with autos, steel, paper and other old economy industries reflecting marked volume and price deterioration. Gross domestic product (GDP) decelerated from a first half 2000 rate of growth averaging 5.2% down to 2.2% in the third quarter and 1% in the final quarter of 2000. In the first quarter 2001, the slowdown spread to technology and telecommunications with personal computer sales contracting by 3.5%, the first quarterly decline in seven years. Orders dropped steeply for telephone equipment manufacturers such as Nortel Networks, Ltd., Lucent Technologies, Inc. and Cisco Systems, Inc., resulting in layoffs. While first quarter 2001 GDP was reported up 2%, it is unclear whether this represents recovery. Some evidence says it does not. At this time it remains uncertain as to whether or not the US economy will escape a recession in 2001.

The Federal Reserve Board responded to economic weakness with a series of interest rate reductions. Starting with a 50 basis point (0.50%) reduction in early January, the Federal Reserve Board lowered interest rates a cumulative 1.50% through March. The interest rate decline is positive for fixed-income securities that retain their yields, while short-term interest rates are dropping. The offset is that a weak economy means declining corporate earnings, deteriorating credit conditions and rising bond defaults. In the first quarter of 2001, earnings disappointments were relatively frequent and are likely to affect high-yield bond prices.

Portfolio Matters
For the six-month period ended March 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -5.09%, -5.45%, -5.47% and -5.20%, respectively. The Fund underperformed the benchmark CSFB Global High Yield Index, which returned -0.37% for the same period.

Disappointing positions included Corning Consumer Products, Weirton Steel Corp., Chiquita Brands International Inc. and Vlasic Foods International Inc., which experienced operational and liquidity problems. Telesystem International, a global wireless communications provider, suffered from a very slow startup and a large cash drain of its European Dolphin subsidiary, despite superior results and solid asset values in its other operations. These disappointments more than offset a healthy rebound in several healthcare holdings.

Investment Outlook and Strategy
We believe that the high-yield market is likely to perform well in the current environment. The investment issues that investors have to deal with are: How weak will the economy get? Is the market appropriately discounting the deteriorating credit conditions and rising default rates? The answer to the first issue is uncertain. We believe that a relatively mild recession and U-shaped recovery may occur. However, the market may need a clearer sense of the shape of economic activity before a rally can resume. The bear market in high-yield bonds is more than two years old and investor sentiment is fairly negative. Valuation of high-yield bonds currently reflects investor perceptions that the market is riskier than normal. Yield spreads off US Treasury bonds of similar maturity were about 8.5% at March 31, 2001. Throughout much of the 1990s, yield spreads averaged around 5%. High-yield bonds seem inexpensive at current levels and distressed credits may be more depressed than fundamentals and asset protection would warrant.

Given our positive market outlook, we are fully invested. The quality profile of the portfolio is modestly above average relative to the CSFB Global High Yield Index benchmark. We are committing new purchases largely to better-quality issues. For example, in recent months we added core holdings in CMS Energy Corp., a BB-rated utility; Hilton Hotels Corporation, a BBB-rated hotel chain; a B-rated cable TV operator, Insight Communications; and a B-rated American Tower Corporation, a company that owns and manages towers leased to multiple wireless telephone operators. A schedule of quality ratings is shown on page 5. Relative to the market, we were overweighted in healthcare, wireless communications and utilities, with major underweightings in fixed communications and financials.

In Conclusion
We appreciate your investment in Merrill Lynch U.S. High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager



May 14, 2001



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

PORTFOLIO INFORMATION
                                                                                              Percent of
As of March 31, 2001                                                                          Net Assets
Ten Largest
Corporate
Holdings

Millicom         Millicom International Cellular develops and operates cellular                    2.1%
International    telephone systems worldwide. The company has interests in 33
Cellular S.A.    cellular systems in 20 countries, primarily in emerging markets.

Extendicare      Extendicare Health Services, Inc. is one of the largest providers of              1.9
Health           long-term care and related services in the United States. In total,
Services Inc.    the company operates, manages or provides selected consulting services to 224 long-term care facilities in 16 states. The company is one of the top 10 operators of long-term care facilities in the United States in terms of both numbers of beds and revenues.

UnitedGlobalCom, UnitedGlobalCom (formerly United International Holdings) is a global              1.8
Inc.             broadband communications provider of video, voice and data services with operations in various countries around the world. The company serves video subscribers, telephony access lines and high-speed broadband accounts.
                 United Global Communications also provides television programming services to subscribers worldwide.

The AES          AES is a leading global power company comprised of businesses providing           1.8
Corporation      generation, distribution and retail supply. The company's generating assets include interest in 128 facilities totaling over 44 gigawatts of capacity.
                 AES' electricity distribution network has more than 954,000 km of conductor and associated rights of way and sells over 114,000 gigawatt hours per year to over 15 million end-use customers. In addition, through its various retail electricity supply businesses, the company sells electricity to more than 154,000 end-use customers.

Charter          Charter Communications Holdings is the fourth-largest operator of cable           1.8
Communications   systems in the United States. Through its broadband network of coaxial
Holdings*        and fiber optic cable, the company provides video, data, interactive and private business network services to approximately 6.4 million customers in 40 states.

Host             Host Marriott LP is a lodging real estate company that currently owns             1.8
Marriott LP      or holds controlling interests in 122 upscale and luxury hotel properties, primarily operated under premium brands such as Marriott, Ritz-Carlton,
                 Hyatt, Four Seasons, Hilton and Swissotel.

Hexcel           Hexcel Corporation is the world's leading advanced structural materials           1.7
Corporation      company. Hexcel is the largest US producer of carbon fiber; the world's largest weaver of structural fabrics; the leading global producer of fiberglass electronic materials; the No. 1 producer of composite materials such as honeycomb, prepregs, film adhesives and sandwich panels; and a leading manufacturer of composite parts and structures.

Western          Western Resources is a consumer services company with interests in                1.7
Resources Inc.   monitored services and energy. Its security company holdings through ownership of Protection One and Protection One Europe have more than
                 1.4 million security customers. Its utilities, KPL and KGE, provide electric service to approximately 634,000 customers in Kansas. Through its ownership ONEOK Inc., a Tulsa-based natural gas company, Western
                 Resources has a 45% interest in one of the largest natural gas distribution companies in the nation, serving more than 1.4 million customers.


Magellan         Magellan Health Services, Inc. is a national healthcare company that              1.7
Health           engages in the behavioral managed healthcare business and the human
Services, Inc.   services business.The company manages behavioral healthcare programs for HMOs, BlueCross/BlueShield organizations and insurance companies.
                 As of September 30, 2000, the company had approximately 71 million lives covered under behavioral managed healthcare contracts and managed healthcare programs for approximately 3,300 customers.

PharMerica,      PharMerica provides pharmacy products and services. The company provides          1.7
Inc.             its services to patients in skilled nursing facilities, assisted living facilities, residential and independent living communities, specialty hospitals, and the home setting.


*Includes combined holdings.


Portfolio Profile


The quality ratings* of securities in the Trust as of March 31, 2001 were as follows:

                                         Percent of
S&P Rating/Moody's Rating          Long-Term Investments

A/A                                          1.2%
BBB/Baa                                      4.9
BB/Ba                                       32.4
B/B                                         52.8
CCC/Caa                                      5.6
CC/Ca                                        1.3
C/C                                          0.4
D/D                                          1.1
NR (Not Rated)                               0.2



                                         Percent of
Five Largest Industries                  Net Assets

Health Services                              8.3%
Energy                                       6.4
Wireless Communications--Domestic            5.9
Wireless Communications--International       5.5
Utilities                                    5.3


*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Total Return
Based on a
$10,000
Investment

A line graph depicting growth of an Investment in the ML U.S. High Yield Fund, Inc.++'s Class A Shares* and Class B Shares* compared to growth of an investment in the Credit Suisse First Boston High Yield Index++++. Beginning and ending values are as follows:


                                      5/1/98**         3/01

ML US High Yield Fund,
Inc.++--Class A Shares*               $ 9,600         $9,084

ML US High Yield Fund,
Inc.++--Class B Shares*               $10,000         $9,068

Credit Suisse First Boston
Global High Yield Index++++           $10,000         $9,957



                                      5/1/98**         3/01

ML US High Yield Fund,
Inc.++--Class C Shares*               $10,000         $9,240

ML US High Yield Fund,
Inc.++--Class D Shares*               $ 9,600         $9,017

Credit Suisse First Boston
Global High Yield Index++++           $10,000         $9,957


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master U.S. High Yield Trust. The Trust invests primarily in a diversified portfolio of corporate fixed-income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower). ++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index is from 4/30/98.

Past performance is not predictive of future performance.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 3/31/01                     -5.84%         -9.61%
Inception (5/01/98)
through 3/31/01                            -1.88          -3.24

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 3/31/01                     -6.56%         -9.87%
Inception (5/01/98)
through 3/31/01                            -2.63          -3.09

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 3/31/01                     -6.61%         -7.44%
Inception (5/01/98)
through 3/31/01                            -2.67          -2.67

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 3/31/01                     -6.08%         -9.84%
Inception (5/01/98)
through 3/31/01                            -2.13          -3.49

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent
Performance
Results
                                                                  6 Month         12 Month     Since Inception    Standardized
As of March 31, 2001                                            Total Return    Total Return     Total Return     30-day Yield
MLU.S. High Yield Fund, Inc. Class A Shares*                       -5.09%          - 5.84%          - 5.38%           10.88%
MLU.S. High Yield Fund, Inc. Class B Shares*                       -5.45           - 6.56           - 7.47            10.60
MLU.S. High Yield Fund, Inc. Class C Shares*                       -5.47           - 6.61           - 7.60            10.54
MLU.S. High Yield Fund, Inc. Class D Shares*                       -5.20           - 6.08           - 6.07            10.65
Merrill Lynch High Yield USCorporates, Cash Pay Index**            +2.03           + 4.06           + 4.12             --
Credit SuisseFirst Boston Global High Yield Index **               -0.37           + 0.77           - 0.43             --
Ten-Year US Treasury Securities***                                 +8.60           +12.45           +15.92             --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's inception date is 5/01/98.
**Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total return for Merrill Lynch High Yield US Corporates, Cash Pay Index is from 5/01/98. Since inception total return for CS First Boston
Global High Yield Index is from 4/30/98.
***Since inception total return is from 4/30/98.


Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

STATEMENT OF ASSETS AND LIABILITIES
MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.          As of March 31, 2001
Assets:             Investment in Master U.S. High Yield Trust, at value
                    (identified cost--$744,763,730)                                                       $  561,817,505
                    Prepaid registration fees and other assets                                                    66,957
                                                                                                          --------------
                    Total assets                                                                             561,884,462
                                                                                                          --------------

Liabilities:        Payables:
                      Dividends to shareholders                                          $    1,381,523
                      Distributor                                                               326,774
                      Administrator                                                             108,809        1,817,106
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       135,355
                                                                                                          --------------
                    Total liabilities                                                                          1,952,461
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  559,932,001
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      343,305
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          5,417,962
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,244,850
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,115,456
                    Paid-in capital in excess of par                                                         758,638,023
                    Accumulated distributions in excess of investment income--net                            (1,400,423)
                    Accumulated realized capital losses on investments from
                    the Trust--net                                                                          (15,824,182)
                    Accumulated distributions in excess of realized capital gains
                    on investments from the Trust--net                                                       (6,656,765)
                    Unrealized depreciation on investments from the Trust--net                             (182,946,225)
                                                                                                          --------------
                    Net assets                                                                            $  559,932,001
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $23,662,406 and
Value:                       3,433,050 shares outstanding                                                 $         6.89
                                                                                                          ==============
                    Class B--Based on net assets of $373,544,519 and
                             54,179,622 shares outstanding                                                $         6.89
                                                                                                          ==============
                    Class C--Based on net assets of $85,821,503 and
                             12,448,499 shares outstanding                                                $         6.89
                                                                                                          ==============
                    Class D--Based on net assets of $76,903,573 and
                             11,154,561 shares outstanding                                                $         6.89
                                                                                                          ==============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.          For the Year Ended March 31, 2001++
Investment          Interest and discount earned                                                          $   28,937,933
Income:             Dividends                                                                                  1,784,413
                    Investment income allocated from the Trust                                                38,812,379
                    Expenses allocated from the Trust                                                        (1,398,923)
                                                                                                          --------------
                    Total income and net investment income from the Trust                                     68,135,802
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B                   $    2,986,605
                    Investment advisory fees                                                  1,470,326
                    Administration fee                                                          765,308
                    Account maintenance and distribution fees--Class C                          628,622
                    Transfer agent fees--Class B                                                288,647
                    Account maintenance fees--Class D                                           152,655
                    Professional fees                                                           108,203
                    Transfer agent fees--Class C                                                 57,827
                    Transfer agent fees--Class D                                                 36,188
                    Directors' fees and expenses                                                 30,510
                    Registration fees                                                            26,645
                    Custodian fees                                                               17,806
                    Printing and shareholder reports                                             14,226
                    Transfer agent fees--Class A                                                  8,345
                    Pricing fees                                                                  7,388
                    Other                                                                        15,222
                                                                                         --------------
                    Total expenses                                                                             6,614,523
                                                                                                          --------------
                    Investment income--net                                                                    61,521,279
                                                                                                          --------------

Realized &          Realized loss:
Unrealized Loss       On investments--net                                                     (291,519)
From Investments &    From the Trust--net                                                   (9,602,907)      (9,894,426)
The Trust--Net:                                                                          --------------
                    Change in unrealized depreciation:
                      On investments--net                                                  (27,184,231)
                      From the Trust--net                                                  (64,081,294)     (91,265,525)
                                                                                         --------------   --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (39,638,672)
                                                                                                          ==============


++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.


See Notes to Financial Statements.

Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the
MERRILL LYNCH                                                                                      Year Ended
U.S. HIGH YIELD                                                                                    March 31,
FUND, INC.          Increase (Decrease) in Net Assets:                                      2001++            2000
Operations:         Investment income--net                                               $   61,521,279   $   67,003,822
                    Realized loss on investments and from the Trust--net                    (9,894,426)      (6,976,470)
                    Change in unrealized appreciation/depreciation on
                    investments and from the Trust--net                                    (91,265,525)     (79,226,434)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                   (39,638,672)     (19,199,082)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (1,546,838)      (1,236,053)
Shareholders:         Class B                                                              (44,255,069)     (48,253,891)
                      Class C                                                               (8,654,104)     (10,633,947)
                      Class D                                                               (7,065,268)      (6,879,931)
                    In excess of investment income--net:
                      Class A                                                                  (20,367)         (13,853)
                      Class B                                                                 (582,707)        (540,789)
                      Class C                                                                 (113,949)        (119,176)
                      Class D                                                                  (93,029)         (77,105)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --        (109,227)
                      Class B                                                                        --      (4,854,944)
                      Class C                                                                        --      (1,024,292)
                      Class D                                                                        --        (634,328)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (62,331,331)     (74,377,536)
                                                                                         --------------   --------------

Capital Stock       Net increase in net assets derived from capital share
Transactions:       transactions                                                             25,362,381       21,577,499
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                           (76,607,622)     (71,999,119)
                    Beginning of year                                                       636,539,623      708,538,742
                                                                                         --------------   --------------
                    End of year*                                                         $  559,932,001   $  636,539,623
                                                                                         ==============   ==============
                    *Accumulated distributions in excess of investment
                    income--net                                                          $  (1,400,423)   $    (698,000)
                                                                                         ==============   ==============



++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                 Class A
                                                                                         For the                 For the
                    The following per share data and ratios have been derived             Year                   Period
MERRILL LYNCH       from information provided in the financial statements.                Ended               May 1, 1998++
U.S. HIGH YIELD                                                                         March 31,              to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                      2001+++++         2000             1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .85            .90             .79
                    Realized and unrealized loss on investments
                    and from the Trust--net                                        (1.37)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                (.52)          (.17)             .21
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                        (.84)          (.90)           (.79)
                      In excess of investment income--net                           (.01)          (.01)              --
                      In excess on realized gain on investments--net                   --          (.08)              --
                                                                                 --------       --------        --------
                    Total dividends and distributions                               (.85)          (.99)           (.79)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   6.89       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                            (5.84%)        (1.97%)        2.51%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses, net of reimbursement++++                               .76%           .81%           .52%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                     .76%           .81%           .76%*
                                                                                 ========       ========        ========
                    Investment income--net                                         11.64%          9.97%          9.39%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $ 23,662       $ 11,427        $ 12,864
                                                                                 ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

FINANCIAL HIGHLIGHTS (continued)
                                                                                                Class B
                                                                                          For the               For the
                    The following per share data and ratios have been derived              Year                 Period
MERRILL LYNCH       from information provided in the financial statements.                 Ended             May 1, 1998++
U.S. HIGH YIELD                                                                          March 31,           to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                      2001+++++        2000            1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .89            .83             .73
                    Realized and unrealized loss on investments
                    and from the Trust--net                                        (1.37)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                (.48)          (.24)             .15
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                        (.88)          (.83)           (.73)
                      In excess of investment income--net                           (.01)          (.01)              --
                      In excess on realized gain on investments--net                   --          (.08)              --
                                                                                 --------       --------        --------
                    Total dividends and distributions                               (.89)          (.92)           (.73)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   6.89       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                            (6.56%)        (2.72%)        1.80%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses, net of reimbursement++++                              1.52%          1.57%          1.27%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                    1.52%          1.57%          1.52%*
                                                                                 ========       ========        ========
                    Investment income--net                                         11.11%          9.24%          8.61%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $373,545       $468,705        $502,377
                                                                                 ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


                                                                                               Class C
                                                                                        For the                 For the
                    The following per share data and ratios have been derived            Year                   Period
MERRILL LYNCH       from information provided in the financial statements.               Ended               May 1, 1998++
U.S. HIGH YIELD                                                                        March 31,             to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                     2001+++++        2000             1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .89            .83             .72
                    Realized and unrealized loss on investments and
                    from the Trust--net                                            (1.37)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                (.48)          (.24)             .14
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                        (.88)          (.83)           (.72)
                      In excess of investment income--net                           (.01)          (.01)              --
                      In excess on realized gain on investments--net                   --          (.08)              --
                                                                                 --------       --------        --------
                    Total dividends and distributions                               (.89)          (.92)           (.72)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   6.89       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                            (6.61%)        (2.76%)        1.75%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses, net of reimbursement++++                              1.57%          1.62%          1.31%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                    1.57%          1.62%          1.57%*
                                                                                 ========       ========        ========
                    Investment income--net                                         11.02%          9.17%          8.53%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 85,821       $ 93,985        $119,281
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

FINANCIAL HIGHLIGHTS (concluded)
                                                                                                Class D
                                                                                          For the               For the
                    The following per share data and ratios have been derived              Year                 Period
MERRILL LYNCH       from information provided in the financial statements.                 Ended             May 1, 1998++
U.S. HIGH YIELD                                                                          March 31,           to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                      2001+++++        2000            1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .93            .88             .77
                    Realized and unrealized loss on investments and
                    from the Trust--net                                            (1.37)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                (.44)          (.19)             .19
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                        (.92)          (.88)           (.77)
                      In excess of investment income--net                           (.01)          (.01)              --
                      In excess on realized gain on investments--net                   --          (.08)              --
                                                                                 --------       --------        --------
                    Total dividends and distributions                               (.93)          (.97)           (.77)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   6.89       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                            (6.08%)        (2.22%)        2.28%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses, net of reimbursement++++                              1.01%          1.06%           .75%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                    1.01%          1.06%          1.01%*
                                                                                 ========       ========        ========
                    Investment income--net                                         11.56%          9.73%          9.10%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $ 76,904       $ 62,423        $ 74,017
                                                                                 ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch
U.S. High Yield
Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") (formerly Merrill Lynch Corporate High Yield Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/ feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at March 31, 2001 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. When the Fund was a stand-alone investment company, dividend income was recorded on the ex-dividend dates. Interest income (including amortization of discount) was recognized on the accrual basis. Realized gains and losses on security transactions were determined on the identified cost basis.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $33,975 have been reclassified between accumulated distributions in excess of net realized capital gains and accumulated distributions in excess of net investment income, $73,654 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $1 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Incorporated ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                           Account
                                         Maintenance   Distribution
                                             Fee            Fee

Class B                                      .25%          .50%
Class C                                      .25%          .55%
Class D                                      .25%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       FAMD           MLPF&S

Class A                               $    36        $    455
Class D                               $14,951        $106,218


For the year ended March 31, 2001, MLPF&S received contingent deferred sales charges of $1,309,386 and $19,722 relating to transactions in Class B and Class C Shares of the Fund, respectively.

During the year ended March 31, 2001, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $1,276 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period September 1, 2000 to March 31, 2001 were $800,245,986 and $83,675,661, respectively.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $25,362,381 and $21,577,499 for the years ended March 31, 2001 and March 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                         3,185,596   $  22,738,820
Shares issued to shareholders in
reinvestment of dividends              93,398         691,142
                                 ------------   -------------
Total issued                        3,278,994      23,429,962
Shares redeemed                   (1,228,910)     (8,934,710)
                                 ------------   -------------
Net increase                        2,050,084   $  14,495,252
                                 ============   =============


Class A Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                           869,095   $   7,757,049
Shares issued to shareholders in
reinvestment of dividends and
distributions                          93,454         829,898
                                 ------------   -------------
Total issued                          962,549       8,586,947
Shares redeemed                     (945,932)     (8,349,835)
                                 ------------   -------------
Net increase                           16,617   $     237,112
                                 ============   =============


Class B Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                        13,752,934   $ 100,768,595
Shares issued to shareholders in
reinvestment of dividends           2,364,134      17,641,235
                                 ------------   -------------
Total issued                       16,117,068     118,409,830
Automatic conversion of shares      (226,670)     (1,641,479)
Shares redeemed                  (18,429,220)   (137,813,430)
                                 ------------   -------------
Net decrease                      (2,538,822)  $ (21,045,079)
                                 ============   =============


Class B Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                        20,150,141   $ 181,713,205
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,718,121      24,046,667
                                 ------------   -------------
Total issued                       22,868,262     205,759,872
Automatic conversion of shares       (83,586)       (739,770)
Shares redeemed                  (19,417,530)   (170,922,374)
                                 ------------   -------------
Net increase                        3,367,146   $  34,097,728
                                 ============   =============


Class C Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                         5,126,221   $  37,004,346
Shares issued to shareholders in
reinvestment of dividends             534,521       3,988,687
                                 ------------   -------------
Total issued                        5,660,742      40,993,033
Shares redeemed                   (4,586,164)    (34,340,223)
                                 ------------   -------------
Net increase                        1,074,578   $   6,652,810
                                 ============   =============


Class C Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         4,710,900   $  42,619,654
Shares issued to shareholders in
reinvestment of dividends and
distributions                         692,998       6,142,451
                                 ------------   -------------
Total issued                        5,403,898      48,762,105
Shares redeemed                   (6,697,876)    (59,083,125)
                                 ------------   -------------
Net decrease                      (1,293,978)  $ (10,321,020)
                                 ============   =============


Class D Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                         6,137,899   $  44,326,533
Automatic conversion of shares        226,670       1,641,479
Shares issued to shareholders in
reinvestment of dividends             480,056       3,567,357
                                 ------------   -------------
Total issued                        6,844,625      49,535,369
Shares redeemed                   (3,243,968)    (24,275,971)
                                 ------------   -------------
Net increase                        3,600,657   $  25,259,398
                                 ============   =============


Class D Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         4,076,100   $  36,441,804
Automatic conversion of shares         83,587         739,770
Shares issued to shareholders in
reinvestment of dividends and
distributions                         374,255       3,308,410
                                 ------------   -------------
Total issued                        4,533,942      40,489,984
Shares redeemed                   (4,840,299)    (42,926,305)
                                 ------------   -------------
Net decrease                        (306,357)  $  (2,436,321)
                                 ============   =============


5. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $15,062,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch U.S. High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2001



IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid monthly by Merrill Lynch U.S. High Yield Fund, Inc. during the fiscal year ended March 31,
2001, 5.48% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


SCHEDULE OF INVESTMENTS
Master U.S. High Yield Trust
               S&P       Moody's     Face
INDUSTRIES   Ratings     Ratings    Amount                   Corporate Bonds                                   Value
Aerospace &     B-        B3   $ 10,000,000   Fairchild Corporation, 10.75% due 4/15/2009                   $  7,950,000
Defense--3.4%   B         B2     10,000,000   Hexcel Corporation, 9.75% due 1/15/2009                          9,750,000
                NR*       Ca      5,000,000   Kitty Hawk, Inc., 9.95% due 11/15/2004 (d)                       1,425,000
                                                                                                            ------------
                                                                                                              19,125,000

Airlines--0.9%  BB-       Ba3     5,000,000   USAir Inc., 10.375% due 3/01/2013                                5,044,975

Automotive      B-        B3     10,000,000   Federal-Mogul Corporation, 7.375% due 1/15/2006                  1,450,000
--0.5%          B-        B3      5,000,000   Venture Holdings Trust, 12% due 6/01/2009                        1,450,000
                                                                                                            ------------
                                                                                                               2,900,000

Broadcasting--  B-        B2      6,000,000   Emmis Communications Corporation, 8.125%
Radio &                                       due 3/15/2009                                                    5,775,000
Television--    B-        B3      6,500,000   Emmis Escrow Corp., 12.50%** due 3/15/2011 (c)                   3,623,750
1.7%                                                                                                        ------------
                                                                                                               9,398,750

Cable--         B+        B2      4,500,000   Century Communications Corporation, 9.75% due 2/15/2002          4,567,500
Domestic--4.5%                                Charter Communications Holdings:
                B+        B2      7,000,000     8.625% due 4/01/2009                                           6,772,500
                B+        B2      3,000,000     10% due 4/01/2009                                              3,127,500
                B-        B3     10,000,000   Insight Communications, 12.095%** due 2/15/2011 (c)              5,525,000
                B+        B2      5,000,000   Olympus Communications LP/Capital Corp., 10.625% due
                                              11/15/2006                                                       5,125,000
                                                                                                            ------------
                                                                                                              25,117,500

Cable--         B         B2      5,000,000   NTL Communications Corp., 12.375%** due 10/01/2008               2,925,000
International   D         NR*    25,000,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(d)              5,625,000
--3.8%          B-        B3     21,000,000   UnitedGlobalCom, Inc., 12.64%** due 2/15/2008                   10,185,000
                B         B2      8,000,000   United Pan-Europe Communications, 13.466%** due 2/01/2010        2,680,000
                                                                                                            ------------
                                                                                                              21,415,000

Capital         CCC+      B3      8,000,000   Trench Electric & Trench Inc., 10.25% due 12/15/2007             5,240,000
Goods--0.9%

Chemicals--3.4% B+        Ba2     5,000,000   Hercules Inc., 11.125% due 11/15/2007 (c)                        5,075,000
                BB-       Ba3     7,000,000   ISP Holdings Inc., 9.75% due 2/15/2002                           6,825,000
                B+        B2      5,000,000   Lyondell Chemical Company, 10.875% due 5/01/2009                 5,075,000
                BB-       B3      2,250,000   Sterling Chemicals Inc., 12.375% due 7/15/2006                   2,103,750
                                                                                                            ------------
                                                                                                              19,078,750

Child Care      B-        B3      5,000,000   Kindercare Learning Centers, Inc., 9.50% due 2/15/2009           4,825,000
--0.9%


SCHEDULE OF INVESTMENTS
Master U.S. High Yield Trust
               S&P       Moody's     Face
INDUSTRIES   Ratings     Ratings    Amount                   Corporate Bonds                                   Value
Communications  B         B3   $ 17,215,000   Impsat Corp., 12.375% due 6/15/2008                           $  8,822,688
--2.4%          CCC+      Ca     17,000,000   Orion Network Systems, Inc., 16.429%** due 1/15/2007             4,590,000
                                                                                                            ------------
                                                                                                              13,412,688

Computer        BB-       Ba3     4,100,000   Amkor Technologies Inc., 9.25% due 2/15/2008 (c)                 3,915,500
Services/       D         Ca      5,000,000   Dictaphone Corp., 11.75% due 8/01/2005                           1,375,000
Electronics                                                                                                 ------------
--0.9%                                                                                                         5,290,500

Conglomerates   B-        B3     10,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                    5,050,000
--0.9%

Consumer        CCC+      Caa1   10,000,000   Corning Consumer Products, 9.625% due 5/01/2008                  1,250,000
Products--
0.2%

Consumer        CCC+      Ca      9,360,000   AP Holdings Inc., 14.85%** due 3/15/2008                           690,300
Services--      B-        Caa2   15,000,000   Protection One Alarm Monitoring, 8.125% due 1/15/2009 (c)        8,062,500
1.6%                                                                                                        ------------
                                                                                                               8,752,800

Energy--6.4%    BB        Ba3     3,250,000   Grant Prideco Inc., 9.625% due 12/01/2007 (c)                    3,428,750
                BB-       Ba3     3,875,000   Key Energy Services Inc., 8.375% due 3/01/2008                   3,991,250
                CCC       B3      8,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                        6,640,000
                B+        B1      6,000,000   Parker Drilling Co., 9.75% due 11/15/2006                        6,210,000
                A-        Baa3    5,000,000   R&B Falcon Corporation, 11.375% due 3/15/2009                    6,130,565
                BB-       B1      5,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008                         5,112,500
                B-        B3      7,000,000   United Refining Co., 10.75% due 6/15/2007                        4,663,750
                                                                                                            ------------
                                                                                                              36,176,815

Entertainment   D         Ca     10,000,000   Regal Cinemas Inc., 9.50% due 6/01/2008 (d)                      1,150,000
--1.3%          B         B3      5,825,000   Six Flags Inc., 9.50% due 2/01/2009                              5,941,500
                                                                                                            ------------
                                                                                                               7,091,500

Financial       CCC-      Caa3    5,000,000   Amresco Inc., 9.875% due 3/15/2005                               2,737,500
Services--0.5%

Food &          C         Ca      5,000,000   Chiquita Brands International Inc., 9.125% due
Beverage--                                    3/01/2004 (d)                                                    2,375,000
1.1%            BB        Ba2     2,000,000   Constellation Brands Inc., 8% due 2/15/2008 (c)                  2,055,000
                D         C      11,000,000   Vlasic Foods International Inc., 10.25% due
                                              7/01/2009 (d)                                                    1,980,000
                                                                                                            ------------
                                                                                                               6,410,000

Gaming--1.8%    BB+       Ba2     5,000,000   Park Place Entertainment, 7.875% due 12/15/2005                  4,993,750
                B-        Caa1    5,000,000   Venetian Casino/LV Sands, 12.25% due 11/15/2004                  5,187,500
                                                                                                            ------------
                                                                                                              10,181,250

Health          CCC+      Caa1   10,500,000   ALARIS Medical Inc., 14.993%** due 8/01/2008                     1,312,500
Services        B+        B1      5,000,000   Beverly Enterprises Inc., 9% due 2/15/2006                       5,075,000
--8.3%          CCC+      B3     13,000,000   Extendicare Health Services Inc., 9.35% due 12/15/2007          10,920,000
                B+        Ba3     5,000,000   Fresenius Medical Capital Trust II, 7.875% due  2/01/2008        4,862,500
                B-        Caa1   10,000,000   Magellan Health Services, 9% due 2/15/2008                       9,375,000
                D         NR*     7,000,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (d)              105,000
                B-        B3     10,200,000   PharMerica, Inc., 8.375% due 4/01/2008                           9,741,000
                BB+       Ba1     5,000,000   Tenet Healthcare Corporation, 7.625% due 6/01/2008               5,056,250
                                                                                                            ------------
                                                                                                              46,447,250

Hotels--4.4%    BB        Ba2     3,000,000   Felcor Lodging LP, 9.50% due 9/15/2008                           3,120,000
                BBB-      Baa3    7,375,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                   7,524,934
                BB        Ba2    10,000,000   Host Marriott LP, 8.375% due 2/15/2006                           9,950,000
                BB-       Ba2     4,000,000   Meristar Hospitality Corporation, 9% due 1/15/2008 (c)           4,060,000
                                                                                                            ------------
                                                                                                              24,654,934

Independent     B+        Ba3    10,000,000   The AES Corporation, 8.375% due 8/15/2007                        9,900,000
Power           BB+       Ba1     5,000,000   Calpine Corp., 7.875% due 4/01/2008                              5,006,870
Producers--2.7%                                                                                             ------------
                                                                                                              14,906,870

Industrial      B         Caa1    7,500,000   Anthony Crane Rental LP, 10.375% due 8/01/2008                   3,356,250
Services--1.6%  B-        Caa2    8,000,000   Neff Corp., 10.25% due 6/01/2008                                 3,400,000
                CCC+      Caa3    2,000,000   Thermadyne Holdings Corp., 12.50%** due 6/01/2008                   45,000
                CCC+      Caa2    6,000,000   Thermadyne Manufacturing, 9.875% due 6/01/2008                   2,325,000
                                                                                                            ------------
                                                                                                               9,126,250

Metals &        NR*       NR*    17,500,000   AEI Resources Inc., 11.50% due 12/15/2006 (c)(d)                   962,500
Mining--3.1%    BB        B3      4,000,000   Asarco Inc., 8.50% due 5/01/2025                                 2,450,000
                BB-       Ba3     6,000,000   Century Aluminum Company, 11.75% due 4/15/2008                   6,090,000
                CCC+      Caa1    7,500,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003           6,225,000
                B         B3      2,000,000   Ormet Corporation, 11% due 8/15/2008 (c)                         1,635,000
                                                                                                            ------------
                                                                                                              17,362,500

Packaging       B         Caa1    3,250,000   Huntsman Packaging Corporation, 13% due 6/01/2010                1,836,250
--2.0%                                        Owens-Illinois Inc.:
                BB        B1      3,000,000     7.85% due 5/15/2004                                            2,505,000
                BB        B1      3,000,000     7.15% due 5/15/2005                                            2,415,000
                B-        B3      5,000,000   Tekni-Plex Inc., 12.75% due 6/15/2010                            4,550,000
                                                                                                            ------------
                                                                                                              11,306,250

Paper & Forest                                Doman Industries Limited:
Products--0.9%  B         Caa1    5,000,000     8.75% due 3/15/2004                                            2,825,000
                B         Caa1    5,000,000     9.25% due 11/15/2007                                           2,450,000
                                                                                                            ------------
                                                                                                               5,275,000

Product         NR*       NR*     8,500,000   Ameriserve Food Distributors, 8.875% due 10/15/2006 (d)            116,875
Distribution    B+        Ba3     6,250,000   Fleming Companies Inc., 10.125% due 4/01/2008 (c)                6,468,750
--1.2%          NR*       NR*     5,000,000   Nebco Evans Holding Co., 16.34%** due 7/15/2007 (d)                    500
                NR*       C      10,350,000   US Office Products Co., 9.75% due 6/15/2008 (d)                    181,125
                                                                                                            ------------
                                                                                                               6,767,250


SCHEDULE OF INVESTMENTS
Master U.S. High Yield Trust
               S&P       Moody's     Face
INDUSTRIES   Ratings     Ratings    Amount                   Corporate Bonds                                   Value
Publishing &    B-        B2   $  3,000,000   Advanstar Communications, 12% due 2/15/2011 (c)               $  3,075,000
Printing--2.6%  BB-       Ba3     6,500,000   Primedia, Inc., 7.625% due 4/01/2008                             6,272,500
                BBB-      Baa3    5,000,000   World Color Press Inc., 7.75% due 2/15/2009                      5,011,450
                                                                                                            ------------
                                                                                                              14,358,950

Real            BB-       Ba3     9,500,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                9,179,375
Estate--1.6%

Steel--1.6%     D         Caa3   15,000,000   Republic Technologies, 13.75% due 7/15/2009 (a)                  2,025,000
                B+        B3      5,000,000   WCI Steel Inc., 10% due 12/01/2004                               4,225,000
                B-        Caa1    7,500,000   Weirton Steel Corp., 11.375% due 7/01/2004                       2,962,500
                                                                                                            ------------
                                                                                                               9,212,500

Telephony       B-        B3      6,000,000   CFW Communications Company, 13% due 8/15/2010                    4,110,000
--2.1%          B         B2      5,000,000   Intermedia Communications Inc., 8.60% due 6/01/2008              4,925,000
                B         B2      5,000,000   Nextlink Communications Inc., 10.75% due 6/01/2009               2,975,000
                                                                                                            ------------
                                                                                                              12,010,000

Textiles--3.3%  B-        Ca     10,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008                         6,450,000
                BB-       Ba3     4,000,000   Levi Strauss & Company, 11.625% due 1/15/2008 (c)                4,120,000
                                              Westpoint Stevens Inc.:
                BB-       B1      6,500,000     7.875% due 6/15/2005                                           5,395,000
                BB-       B1      3,000,000     7.875% due 6/15/2008 (f)                                       2,400,000
                                                                                                            ------------
                                                                                                              18,365,000

Utilities       BBB       Baa2    4,875,000   Avista Corporation, 9.75% due 6/01/2008 (c)                      4,942,031
--5.3%          BB        Ba3     8,700,000   CMS Energy Corp., 7.50% due 1/15/2009                            8,224,615
                BBB-      Ba1     7,000,000   PSE&G Energy Holdings, 8.625% due 2/15/2008 (c)                  6,997,165
                BB-       Ba2    10,000,000   Western Resources Inc., 6.875% due 8/01/2004                     9,816,590
                                                                                                            ------------
                                                                                                              29,980,401

Waste           BB-       Ba3     5,000,000   Allied Waste North America, 8.875% due 4/01/2008                 5,150,000
Management      BB-       Ba3     8,000,000   Browning-Ferris Industries, Inc., 6.375% due 1/15/2008           7,259,880
--2.2%                                                                                                      ------------
                                                                                                              12,409,880

Wireless        CCC       Caa1    5,000,000   Airgate PCS Inc., 12.837%** due 10/01/2009                       3,050,000
Communications  B         B3      5,000,000   American Tower Corporation, 9.375% due 2/01/2009 (c)             4,812,500
--Domestic      CCC+      B3      7,200,000   Nextel Partners Inc., 12.867%** due 2/01/2009                    4,482,000
--3.5%          B-        B3      5,000,000   SBA Communications Corp., 13.76%** due 3/01/2008                 3,975,000
                B-        B3      7,875,000   Spectracite Holdings Inc., 12.875%** due 3/15/2010               3,346,875
                                                                                                            ------------
                                                                                                              19,666,375

Wireless        CCC-      Caa3   10,000,000   Dolphin Telecom PLC, 17.059%** due 6/01/2008                     1,150,000
Communications  B-        Caa1    4,000,000   McCaw International Ltd., 18.927%** due 4/15/2007                2,580,000
--International B-        Caa1   13,000,000   Millicom International Cellular S.A., 16.028%** due
--5.5%                                        6/01/2006                                                       11,635,000
                B-        Caa1   10,000,000   Nextel International Inc., 12.75% due 8/01/2010                  7,925,000
                                              Telesystem International Wireless Inc.:
                CCC-      Caa1    7,000,000     14.26%** due 6/30/2007                                         1,216,250
                CCC-      Caa1   10,000,000     14.014%** due 11/01/2007                                       1,650,000
                NR*       B3      4,950,000   Tritel PCS Inc., 10.375% due 1/15/2011 (c)                       4,764,375
                                                                                                            ------------
                                                                                                              30,920,625

                                              Total Investments in Corporate Bonds (Cost--
                                              $669,315,046)--89.0%                                           500,447,438



                                   Shares
                                    Held                    Common Stocks

Cable--                               4,783   UnitedGlobalCom, Inc. (Class A)(d)                                  62,629
International--0.0%

Transportation--0.3%                204,166   Seabulk International, Inc. (d)                                  1,626,948
Wireless                            497,541   Metrocall, Inc. (d)                                                116,611
Communications--
Domestic--0.0%

                                              Total Investments in Common Stocks (Cost--
                                              $9,949,359)--0.3%                                                1,806,188


                                                       Preferred Stocks & Warrants

Cable--                              85,700   UnitedGlobalCom, Inc. (Convertible Preferred)                    1,788,987
International--0.3%

Packaging--0.0%                       3,250   Pliant Corporation (Warrants) (e)                                   26,406

Product                               6,208   Nebco Evans Holding Co. (b)                                            776
Distribution--0.0%

Publishing &                         50,000   Primedia, Inc. (Series H)                                        4,187,500
Printing--0.7%

Steel--0.0%                           7,000   Republic Technologies (Warrants) (e)                                    70

Telephony--0.0%                       6,000   Ntelos Inc. (Warrants)(e)                                           18,750

Wireless                              4,057   Crown Castle International Corporation (b)                       3,864,293
Communications                        8,128   Nextel Communications, Inc. (Series D)(b)                        6,847,840
--Domestic                            3,401   Rural Cellular Corp. (Series B)(b)                               2,627,272
--2.4%                                                                                                      ------------
                                                                                                              13,339,405

                                              Total Investments in Preferred Stocks &
                                              Warrants (Cost--$25,322,903)--3.4%                              19,361,894


Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

SCHEDULE OF INVESTMENTS (concluded)
Master U.S. High Yield Trust (concluded)
                                  Face
                                 Amount       Short-Term Securities                                             Value
Commercial                     $  4,000,000   Gannett Company, 4.98% due 4/16/2001                          $  3,992,253
Paper***--5.3%                   15,769,000   General Motors Acceptance Corp., 5.38% due 4/02/2001            15,769,000
                                 10,000,000   J.P. Morgan Securities Inc., 5.23% due 4/02/2001                10,000,000
                                                                                                            ------------
                                                                                                              29,761,253

US Government                     6,000,000   Federal Home Loan Mortgage Corp., 5.13% due 4/03/2001            5,999,145
Agency
Obligations***--1.1%
                                              Total Investments in Short-Term Securities
                                              (Cost--$35,760,398)--6.4%                                       35,760,398

                Total Investments (Cost--$740,347,706)--99.1%                                                557,375,918
                Other Assets Less Liabilities--0.9%                                                            5,055,755
                                                                                                            ------------
                Net Assets--100.0%                                                                          $562,431,673
                                                                                                            ============



*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.
***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)Each $1,000 face amount contains one warrant of Republic
Technologies.
(b)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Non-income producing security.
(e)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f)Restricted securities as to resale. The value of the Trust's investment in restricted securities was $2,400,000, representing
0.4% of net assets.


                          Acquisition
Issue                        Dates           Cost          Value
Westpoint Stevens Inc.,     8/24/2000--
  7.875% due 6/15/2008      9/28/2000    $ 2,559,375    $ 2,400,000
Total                                    $ 2,559,375    $ 2,400,000
                                         ===========    ===========


Ratings of issues shown have not been audited by Deloitte & Touche
LLP.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
MASTER U.S. HIGH
YIELD TRUST         As of March 31, 2001
Assets:             Investments, at value (identified cost--$740,347,706)                                 $  557,375,918
                    Cash                                                                                             747
                    Receivables:
                      Interest                                                           $   13,217,681
                      Securities sold                                                         2,411,531
                      Contributions                                                           1,116,439
                      Dividends                                                                 182,800       16,928,451
                                                                                         --------------
                    Prepaid expenses and other assets                                                            345,275
                                                                                                          --------------
                    Total assets                                                                             574,650,391
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   10,846,206
                      Withdrawals                                                               764,421
                      Investment adviser                                                        153,585
                      Reorganization costs                                                       28,000       11,792,212
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       426,506
                                                                                                          --------------
                    Total liabilities                                                                         12,218,718
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  562,431,673
                                                                                                          ==============

Net Assets          Partners' capital                                                                     $  745,403,461
Consist of:         Unrealized depreciation on investments--net                                            (182,971,788)
                                                                                                          --------------
                    Net assets                                                                            $  562,431,673
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

STATEMENT OF OPERATIONS
MASTER U.S. HIGH
YIELDTRUST          For the Period September 1, 2000++ to March 31, 2001
Investment          Interest and discount earned                                                          $   37,262,804
Income:             Dividends                                                                                  1,561,571
                                                                                                          --------------
                    Total income                                                                              38,824,375
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    1,080,087
                    Accounting services                                                         182,930
                    Offering costs                                                               45,677
                    Reorganization costs                                                         28,000
                    Custodian fees                                                               25,327
                    Professional fees                                                            16,223
                    Pricing fees                                                                  5,286
                    Trustees' fees and expenses                                                   4,710
                    Other                                                                        11,160
                                                                                         --------------
                    Total expenses                                                                             1,399,400
                                                                                                          --------------
                    Investment income--net                                                                    37,424,975
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                        (9,602,702)
Unrealized Loss on  Change in unrealized depreciation on investments--net                                   (64,106,857)
Investments--Net                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (36,284,584)
                                                                                                          ==============

++Commencement of operations.
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       For the Period
MASTER U.S. HIGH                                                                                    September 1, 2000++
YIELD TRUST         Increase (Decrease) in Net Assets:                                               to March 31, 2001
Operations:         Investment income--net                                                                $   37,424,975
                    Realized loss on investments--net                                                        (9,602,702)
                    Change in unrealized depreciation on investments--net                                   (64,106,857)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                    (36,284,584)
                                                                                                          --------------

Net Capital         Increase in net assets derived from net capital contributions                            598,616,157
Contributions:                                                                                            --------------

Net Assets:         Total increase in net assets                                                             562,331,573
                    Beginning of period                                                                          100,100
                                                                                                          --------------
                    End of period                                                                         $  562,431,673
                                                                                                          ==============

++Commencement of operations.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                          For the Period
MASTER U.S. HIGH                                                                                       September 1, 2000++
YIELD TRUST                                                                                            to March 31, 2001
Ratios to Average   Expenses                                                                                       .45%*
Net Assets:                                                                                                     ========
Supplemental        Investment income--net                                                                       12.13%*
Data:                                                                                                           ========
                    Net assets, end of period (in thousands)                                                    $562,432
                                                                                                                ========
                    Portfolio turnover                                                                            30.71%
                                                                                                                ========

*Annualized.
++Commencement of operations.
See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001

NOTES TO FINANCIAL STATEMENTS

MASTER U.S. HIGH YIELD TRUST

1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective April 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust, but will result in a $10,080,944 increase to the cost of securities and a corresponding $10,080,944 decrease to net unrealized depreciation, based on debt securities held as of March 31, 2001.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

In addition, MLPF&S received $11,406 in commissions on the execution of portfolio security transactions for the Trust for the period
September 1, 2000 to March 31, 2001.

Accounting services were provided to the Trust by FAM through December 31, 2000. Up to this date, the Trust reimbursed FAM $68,450 for these services. As of January 1, 2001, accounting services are provided to the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Trust. The Trust will pay the costs of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 1, 2000 to March 31, 2001 were $192,737,520 and $158,785,539, respectively.

Net realized losses for the period September 1, 2000 to March 31, 2001 and net unrealized losses as of March 31, 2001 were as follows:


                            Realized           Unrealized
                             Losses              Losses

Long-term investments    $  (9,602,702)    $ (182,971,788)
                         -------------      --------------
Total                    $  (9,602,702)    $ (182,971,788)
                         =============      ==============


As of March 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $183,834,929 of which $13,012,508 related to appreciated securities and $196,847,437 related to depreciated securities. At March 31, 2001, the aggregate cost of investments for Federal income tax purposes was $741,210,847.


4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period September 1, 2000 to March 31, 2001.


Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Master U.S. High Yield Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master U.S. High Yield Trust as of March 31, 2001, the related statements of operations and changes in net assets and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master U.S. High Yield Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2001